EXHIBIT 99.1

Chesapeake Funding II LLC

Asset Backed Notes

Specified Procedures

Report To:

Element Fleet Management Corp.

March 31, 2021

Element Fleet Management Corp.

Re:	Chesapeake Funding II LLC, Asset Backed Notes (the “Notes”)
Specified Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Element Fleet Management Corp. (the “Sponsor”) and by the financial institution(s) identified to us in our engagement letter(s) with the Sponsor (together with the Sponsor, the “Specified Parties”), solely to assist Chesapeake Funding II LLC (the “Issuer”) in evaluating the accuracy of certain information with respect to a pool of vehicle leases and loans and vehicles subject to, or anticipated to be subject to, those vehicle leases and loans (the “Receivables”) relating to the Chesapeake Funding II LLC securitization transaction(s). This specified procedures (“Specified Procedures”) engagement was conducted in accordance with Section 9100 of the Chartered Professional Accountants of Canada (“CPA Canada”) Handbook – Assurance. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

For the purpose of the specified procedures described in this report, representatives of the Sponsor, on behalf of the Issuer (“representatives of the Sponsor”), provided us with:

a.	Computer-generated data file labeled “CII SUBI 2 - GFT_Active_2020.12.31_FINALxlsb” and related record layout from the Sponsor’s asset management system (the “Provided Data Tape”), which representatives of the Sponsor indicated contains information as of December 31, 2020 (the “Cut-off Date”) on a pool of vehicle leases and loans and vehicles that are subject to, or anticipated to be subject to, those vehicle leases and loans from the Sponsor’s asset management system and that representatives of the Sponsor indicated are expected to be representative of the Receivables,
b.	Imaged copies of:
i.	For each of the Sample Receivables (as defined in Attachment A) identified as Lease Sample Receivables (as defined in Attachment A) or Loan Sample Receivables (as defined in Attachment A), certain printed screen shots of the Asset Management System Inquiry Screen ("ACFI Screen"), the Asset Management Physical Information Inquiry Screen ("AAMI Screen"), the Asset Management Closed-End Inquiry Screen ("ACEI Screen"), the Asset Management Audit History Screen (“AAAI Screen”) and the Client Organization Screen ("CCOI Screen") from the Sponsor’s asset management system (collectively and as applicable, the “Automobile Lease Documents”),
ii.	For each of the Sample Receivables, excluding those that representatives of the Sponsor have informed us are equipment leases, either (a) a copy of the certificate of title or online registration renewal receipt, VIN search or title approval from state-approved service providers, including Dealertrack, PDP Group, Inc., Metro Title or other similar providers, or (b) evidence that a certificate of title has been applied for and all required fees to obtain such certificate of title have been paid (any of the foregoing, a “Certificate of Title”),
iii.	For each of the Sample Receivables, the Master Lease Agreement, Operating Lease Agreement, Assumption Agreement, Purchase Agreement, Letter of Intent, Fleet Loan Agreement, Loan and Security Agreement or Promissory Note Agreement, including the Funding Documentation (as defined in Attachment A) (collectively and as applicable, the “Master Lease Agreement”),
iv.	For each of the Sample Receivables, the credit file and any amendments thereto (collectively, the “Credit File”), and
v.	For each of the Sample Receivables, the “Certificate of Insurance,” an insurance binder signed by the applicable insurer or, in the case of a self-insured obligor, evidence from the applicable state insurance authorities verifying the self-insured status of such obligor (any of the foregoing, the “Insurance Coverage File” and, together with the Automobile Lease Documents, Certificate of Title, Master Lease Agreement and Credit File, the “Source Documents”).

The procedures in Attachment A were limited to comparing or observing certain information that is further described in Attachment A. The Issuer is responsible for the Provided Data Tape and the Source Documents, as well as the determination of the procedures, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any further Specified Procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Provided Data Tape. We have not verified, and we make no representation as to the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by representatives of the Sponsor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any procedures, assumptions and methodologies provided to us by representatives of the Sponsor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with auditing standards established by CPA Canada on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The Specified Procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations, or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the Issuer will pay interest on and principal of the Notes in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Sincerely,

/s/ Ernst & Young LLP

March 31, 2021

Attachment A

Procedures performed and our associated findings

Specified Procedures	Results
Vehicle Lease Review Procedures

1.1 Representatives of the Sponsor will provide us with the Provided Data Tape containing certain characteristics of the Receivables which are expected to be representative of vehicle leases and loans and vehicles subject to, or anticipated to be subject to, those leases and loans. We will randomly select 300 Receivables from the Provided Data Tape. The 300 randomly selected Receivables are collectively referred to as the "Sample Receivables." The information on the Provided Data Tape contains information as of the Cut-off Date.	Representatives of the Sponsor provided us with the Provided Data Tape containing certain characteristics of the Receivables which are expected to be representative of vehicle leases and loans and vehicles subject to, or anticipated to be subject to, those leases and loans. We randomly selected 300 Sample Receivables. The information on the Provided Data Tape contained information as of the Cut-Off Date.

1.2   For each Sample Receivable, we will compare certain characteristics (the "Characteristics") set forth on the Provided Data Tape to the FSP asset management system (“FSP”) as indicated in the table below:

1.      Unit number

2.      Client number

3.      Legal name of the obligor

4.      Vehicle make

5.      Vehicle model

6.      Vehicle type

7.      Contract type

8.      Lease term

9.      Vehicle index (i.e., “benchmark”, for loans and floating rate receivables only)

10.     Vehicle spread rate (loans and floating rate receivables only)

11.     Fixed benchmark rate (fixed rate receivables only)

12.     Fixed spread rate (fixed rate receivables only)

13.     Vehicle capitalized cost

14.     Initial bill date

For each of the Sample Receivables selected in Specified Procedure 1.1, we compared the following Characteristics per the Provided Data Tape to the Automobile Lease Documents:

1.      Unit number – All information was in agreement.

2.      Client number – All information was in agreement.

3.      Legal name of the obligor – All information was in agreement.

4.      Vehicle make – All information was in agreement.

5.      Vehicle model – All information was in agreement.

6.      Vehicle type – All information was in agreement.

7.      Contract type - All information was in agreement.

8.      Lease term – All information was in agreement.

9.      Vehicle index – All information was in agreement.

10.     Vehicle spread rate – All information was in agreement.

11.     Fixed benchmark rate – All information was in agreement.

12.     Fixed spread rate – All information was in agreement.

13.     Vehicle capitalized cost – All information was in agreement.

14.     Initial bill date - All information was in agreement.

Attachment A

15.     Vehicle residual value (for closed-end leases only)

16.     Current book value as of the Cut-off Date (for differences that were less than or equal to $5, we reported them as being in agreement)

With respect to the Sample Receivables identified as vehicle management services leases (“Lease Sample Receivables”) by representatives of the Sponsor (in the Provided Data Tape, representatives of the Sponsor have indicated to us that this is noted by the identifier “FA” in the CORP_CD field and identifier “LS”, “OE” or “CE” in the CONTRACT_CD field), we will compare the Characteristics noted above to the corresponding information set forth on or derived from the Automobile Lease Documents. Any discrepancies will be included as an exception within our report.

With respect to the Sample Receivables identified as vehicle management services loans (“Loan Sample Receivables”) by representatives of the Sponsor (in the Provided Data Tape, representatives of the Sponsor have indicated to us that this is noted by the identifier “LN” in the CONTRACT_CD field), we will compare the Characteristics noted above to the corresponding information set forth on or derived from the Automobile Lease Documents. Any discrepancies will be included as an exception within our report.

With respect to the Sample Receivables that have an initial bill date after the Cut-off Date, we will compare Characteristic 16 to the Vehicle capitalized cost in the ACFI Screen. Any discrepancies will be included as an exception within our report.

15.     Vehicle residual value (for closed-end leases only) – All information was in agreement.

16.     Current book value as of the Cut-off date (for differences that were less than or equal to $5, we reported them as being in agreement) – For 1 Lease Sample Receivable (Unit number 05743), the current book value per the Provided Data Tape was not in agreement with the Automobile Lease Documents, which representatives of the Sponsor informed us is due to the vehicle being taken off the road and awaiting final sale settlement. For the remaining Sample Receivables, all information was in agreement.

1.3 In addition to the procedures described above, for each of the Sample Receivables we will perform the following additional procedures in respect of the Sample Receivables:

Attachment A

a.     With respect to the Lease Sample Receivables, excluding those Lease Sample Receivables that representatives of the Sponsor have informed us are equipment leases, we will obtain the Certificates of Title from representatives of the Sponsor and we will observe whether (i) the title owner is D.L. Peterson Trust or D.L. Peterson Trust LSR and (ii) the lien holder is Chesapeake Funding LLC, ELE Funding LLC or Raven Funding LLC (for vehicles acquired prior to June 30, 2006); or whether (i) the title owner is Gelco Fleet Trust or Gelco Fleet Trust LSR and (ii) the lien holder is GE Capital Bank, GE Title Agent LLC, Chesapeake Funding LLC or ELE Funding LLC in all cases unless otherwise specified, allowing for common abbreviations with exceptions for spelling, granted only if misspelling could not result in identification of the wrong entity or other errors. Any other title owner or lien holder will be identified as an exception within our report.

For the Loan Sample Receivables, we will obtain the Certificates of Title from representatives of the Sponsor and we will observe whether the lien holder is either Gelco Corporation or Element Fleet Corporation. Any other lien holder will be identified as an exception within our report.

For the Lease Sample Receivables, excluding those Lease Sample Receivables that representatives of the Sponsor have informed us are equipment leases, we obtained the Certificates of Title from representatives of the Sponsor and observed whether (i) the title owner is D.L. Peterson Trust or D.L. Peterson Trust LSR and (ii) the lien holder is Chesapeake Funding LLC, ELE Funding LLC or Raven Funding LLC (for vehicles acquired prior to June 30, 2006); or whether (i) the title owner is Gelco Fleet Trust or Gelco Fleet Trust LSR and (ii) the lien holder is GE Capital Bank, GE Title Agent LLC, Chesapeake Funding LLC or ELE Funding LLC. For 5 Lease Sample Receivables (Unit numbers C11057, 19546, 21590, 19205, and 20152), we did not obtain the Certificate of Title, which representatives of the Sponsor informed us is because the titles were out for correction.

For the Loan Sample Receivables, we obtained the Certificates of Title from representatives of the Sponsor and observed whether the lien holder is either Gelco Corporation or Element Fleet Corporation. No exceptions were noted.

b.     With respect to each of the Sample Receivables, we will obtain a copy of the Master Lease Agreement from representatives of the Sponsor to observe that there was a signature included in the area denoting an authorized representative's signature or e-signature. An omission of a signature or e-signature will be identified as an exception within our report. We will allow for common abbreviations with exceptions for spelling, granted only if misspelling could not result in identification of the wrong entity or other errors.

For each of the Sample Receivables, we obtained a copy of the Master Lease Agreement from representatives of the Sponsor and observed that there was a signature included in the area denoting an authorized representative’s signature or e-signature. For 1 Sample Receivable (Client number 1292), the legal name per the Provided Data Tape was not in agreement with the Master Lease Agreement. Other than this item, no further exceptions were noted.

c.     With respect to each of the Sample Receivables, we will obtain documentation from representatives of the Sponsor to note the existence of a LIBOR/CP flex program supplement, cost of funds, interest rate swap supplement, treasury note, fixed rate note, closed-end rate schedule, vehicle requisition, schedule A/vehicle record, equipment schedule, rate schedule or borrowing notice (collectively, the “Funding Documentation”). We will verify that the spread rate

For each of the Sample Receivables, we obtained the Funding Documentation from representatives of the Sponsor and verified that the spread rate per FSP agrees to the Funding Documentation. For 1 Sample Receivable (Client number 1292), the legal name per the Provided Data Tape was not in agreement with the Funding Documentation and thus we could not verify that the spread rate per FSP agrees to the Funding Documentation. For 3 Sample Receivables (Client numbers 308163,

Attachment A

per FSP agrees to the Funding Documentation. Any discrepancies will be included as an exception within our report.	301917, and 18148), the spread rate per FSP was not in agreement with the Funding Documentation. Other than these items, no further exceptions were noted.

d.     With respect to each "active" obligor (as identified by representatives of the Sponsor) of the Sample Receivables, we will obtain a copy of the Credit File from representatives of the Sponsor to observe that the Credit File contained either a line of credit authorization form or addendum to the line of credit authorization form that (i) has an electronic or physical signature in the area where an approval signature is required and (ii) has not expired as at the Cut-off Date. Pursuant to the Sponsor’s credit policies, for Sample Receivables of clients who are approved through the Sponsor’s automatic scoring process, we will observe evidence that the files passed the approval tests and that the expiration date is as of or after the Cut-off Date. For clients whose latest Credit Files were approved through email extensions or Credit & Risk Committee meetings, we will obtain evidence (e.g., meeting minutes, emails) that the Credit File was approved and/or extended to a date after the Cut-off Date. For clients whose latest Credit Files have expired prior to the Cut-off Date and were not renewed, or the client no longer passes the automatic scoring process, we will obtain a print screen from the asset management system and verify that the origination date (the “in service date”) of the Sample Receivable(s) is prior to the expiration date of the client’s last Credit File. Any discrepancies will be included as an exception within our report.

With respect to each "active" obligor (as identified by representatives of the Sponsor) of the Sample Receivables, we obtained the Credit File from representatives of the Sponsor to observe that the Credit File contains either a line of credit authorization form or addendum to the line of credit authorization form that (i) has an electronic or physical signature in the area where an approval signature is required and (ii) has not expired as at the Cut-Off Date. Pursuant to the Sponsor’s credit policies, for Sample Receivables of clients who are approved through the Sponsor’s automatic scoring process, we observed evidence that the files passed the approval tests and that the expiration date is as of or after the Cut-off Date. For clients whose latest Credit Files were approved through email extensions or Credit & Risk Committee meetings, we obtained evidence (e.g., meeting minutes, emails) that the Credit File was approved and/or extended to a date after the Cut-off Date. For clients whose latest Credit Files have expired prior to the Cut-off Date and were not renewed, or the client no longer passes the automatic scoring process, we obtained a print screen from the asset management system and verified that the origination date (the “in service date”) of the Sample Receivable(s) is prior to the expiration date of the client’s last Credit File. No exceptions were noted.

e. With respect to each obligor of the Lease Sample Receivables, we will obtain a copy of the Insurance Coverage File to note that the Servicer (either Element Vehicle Management Services Group, LLC, Gelco Corporation or Element Fleet Corporation) and either D.L. Peterson Trust or Gelco Fleet Trust are identified as an additional insured or loss payee either (i) directly by being named in such evidence of insurance, or (ii) indirectly by acknowledgment contained in the Certificate of Insurance or the signed insurance binder that (a) the coverage as an Additional Insured extends to “lessors” generally, or (b) additional insured coverage (or loss payee status) is extended to parties when required by written contract and in accordance with the policy provisions of the underlying policy	With respect to each obligor of the Lease Sample Receivables, we obtained a copy of the Insurance Coverage File and verified that the Servicer (either Element Vehicle Management Services Group, LLC, Gelco Corporation or Element Fleet Corporation) and either D.L. Peterson Trust or Gelco Fleet Trust are identified as an additional insured or loss payee either (i) directly by being named in such evidence of insurance, or (ii) indirectly by acknowledgment contained in the Certificate of Insurance or the signed insurance binder that (a) the coverage as an Additional Insured extends to “lessors” generally, or (b) additional insured coverage (or loss payee status) is extended to parties when required by written contract and in accordance with the policy provisions of the underlying policy or policies (or

Attachment A

or policies (or language of substantially equivalent effect). In instances where coverage as an additional insured or status as a loss payee is evidenced by a statement that such coverage is extended to parties when required by written contract, we will confirm that the applicable lease agreement requires the obligor of the Lease Sample Receivables to maintain insurance coverage that 1) requires the Servicer and D.L. Peterson Trust or Gelco Fleet Trust, as applicable, be named as additional insured or loss payee, 2) requires obligor to name parties as loss payee or additional insured as directed by lessor thereunder, or 3) requires obligor to name lessor thereunder as additional insured or loss payee, where the “lessor” status is freely assignable to the Servicer, affiliates of the Servicer or titling trusts per the terms of the applicable lease agreement. The Insurance Coverage Files obtained will be in the name of the obligor or the guarantor of the obligor per the Credit File, allowing for common abbreviations with exceptions for spelling, granted only if misspelling could not result in identification of the wrong entity or other errors. Any discrepancies will be included as an exception within our report.

language of substantially equivalent effect). In instances where coverage as an additional insured or status as a loss payee was evidenced by a statement that such coverage is extended to parties when required by written contract, we confirmed that the applicable lease agreement requires the obligor of the Lease Sample Receivables to maintain insurance coverage that 1) requires the Servicer and D.L. Peterson Trust or Gelco Fleet Trust, as applicable, be named as additional insured or loss payee, 2) requires obligor to name parties as loss payee or additional insured as directed by lessor thereunder, or 3) requires obligor to name lessor thereunder as additional insured or loss payee, where the “lessor” status is freely assignable to the Servicer, affiliates of the Servicer or titling trusts per the terms of the applicable lease agreement. The Insurance Coverage Files obtained were in the name of the obligor or the guarantor of the obligor per the Credit File, except for the Lease Sample Receivables noted below.

For 3 obligors of the Lease Sample Receivables (Client numbers 6221, 18571 and 306128), representatives of the Sponsor provided us with Certificates of Insurance in the name of a parent, subsidiary or other entity.

For 1 obligor of the Lease Sample Receivables (Client number 1438), we did not obtain the Insurance Coverage File, which representatives of the Sponsor informed us has been sent out for renewal.

Other than these items, no further exceptions were noted.